Exhibit 99.1

For Immediate Release	CONTACT:

Investors/Media:	Investors:	Media:
Blaine Davis	Jonathan Neely	Brian O’Donnell
(484) 216-7158	(484) 216-6645	(484) 216-6726

Endo International plc Announces Endo Health Solutions Inc. Will Commence Exchange Offers

DUBLIN, March 28, 2014– Endo International plc (NASDAQ: ENDP) (TSX: ENL) (“Endo” or the “Company”) announced today that its wholly-owned subsidiary, Endo Health Solutions Inc. (“EHSI”), will commence offers to exchange any and all of the outstanding unsecured 7% Senior Notes due 2019, 7.00% Senior Notes due 2020 and 7 1⁄4% Senior Notes due 2022 issued by EHSI, which have an aggregate principal amount outstanding of $1.3 billion (collectively, the “Existing EHSI Notes”), for new unsecured 7.00% Senior Notes due 2019, 7.00% Senior Notes due 2020 and 7.25% Senior Notes due 2022 (collectively, the “New Endo Finance Notes”), respectively, issued by Endo Finance LLC (“Endo Finance”) and Endo Finco Inc. (“Endo Finco” and, together with Endo Finance, the “Endo Finance Issuers”) and guaranteed by Endo Limited and certain of its direct and indirect subsidiaries (collectively, the “Guarantors”). The exchange offers will commence on March 27, 2014 and will expire at 11:59 p.m., New York City time, on April 23, 2014, unless extended or terminated (the “Expiration Date”). The exchange of each series of the Existing EHSI Notes for the corresponding series of New Endo Finance Notes will be conducted on a par-for-par basis, subject to downward adjustment for tenders submitted after 11:59 p.m., New York City time, on April 9, 2014 (as it may be extended or terminated, the “Consent Date”). The terms and conditions of the exchange offers appear in the offering documents, which will be distributed to the holders of Existing EHSI Notes who complete and return a letter of eligibility confirming that they are “Eligible Holders” for the purposes of the exchange offers and the related consent solicitations. Endo expressly reserves the right to waive these conditions in whole or in part at any or at various times in its sole discretion.

Each series of New Endo Finance Notes will have substantially the same economic terms as the corresponding series of outstanding Existing EHSI Notes for which they are being offered in exchange, including interest rate, interest payment dates, optional redemption terms, and maturity. However, the Guarantors under each series of New Endo Finance Notes will be the same as those that guarantee the Endo Finance Issuers’ existing 5.75% Senior Notes due 2022, including the recently acquired Paladin Labs Inc., which currently does not guarantee the Existing EHSI Notes. The covenants in the indentures governing each series of New Endo Finance Notes will be substantially similar to those of the Endo Finance Issuers’ existing 5.75% Senior Notes due 2022. The New Endo Finance Notes and the guarantees thereof will rank pari-passu with all existing and future unsecured senior indebtedness of the Endo Finance Issuers and the Guarantors.

In connection with these exchange offers, EHSI is soliciting consents to amend the Existing EHSI Notes and the indentures governing the Existing EHSI Notes. The proposed amendments, with respect to each series of the Existing EHSI Notes, which require the consent of a majority in outstanding principal amount of such series of Existing EHSI Notes, would (i) delete in their entirety substantially all the restrictive covenants, (ii) modify the covenants regarding mergers and consolidations and (iii) eliminate certain events of default. Subject to certain conditions, holders of Existing EHSI Notes who consent by the Consent Date will receive a cash payment of $5.00 per each $1,000 principal amount of Existing EHSI Notes as to which a holder delivers a valid consent.

The consideration offered in the exchange offers and consent solicitations is summarized below:

Existing EHSI Notes	CUSIP No.	Outstanding Principal Amount (in millions)	Total Consideration, if Tendered Prior to the Consent Date(1)(2)	Aggregate Consideration, Including Consent Payment in Cash and Principal Amount of New Endo Finance Notes, if Tendered Prior to the Consent Date(1)	Exchange Consideration, in Principal Amount of New Endo Finance Notes, if Tendered After the Consent Date and Prior to the Expiration Date(1)
7% Senior Notes due 2019	29264F AG1	$500.0	$1,000 principal amount of 2019 New Endo Finance Notes	$1,000 principal amount of 2019 New Endo Finance Notes, plus $5.00 in cash	$970 principal amount of 2019 New Endo Finance Notes

7.00% Senior Notes due 2020	29264F AE6	$400.0	$1,000 principal amount of 2020 New Endo Finance Notes	$1,000 principal amount of 2020 New Endo Finance Notes, plus $5.00 in cash	$970 principal amount of 2020 New Endo Finance Notes

7 1⁄4% Senior Notes due 2022	29264F AJ5	$400.0	$1,000 principal amount of 2022 New Endo Finance Notes	$1,000 principal amount of 2022 New Endo Finance Notes, plus $5.00 in cash	$970 principal amount of 2022 New Endo Finance Notes

(1)	Consideration per $1,000 principal amount of Existing EHSI Notes.
(2)	This does not include the consent payment in cash of $5.00 per $1,000 principal amount of Existing EHSI Notes. The consent payment in cash is payable in respect of consents received prior to the Consent Date, subject to the satisfaction of the conditions to such payment.

EHSI’s obligation to complete each exchange offer and to make the cash consent payments pursuant to each consent solicitation is conditioned upon, among other things, receipt of the requisite consents sufficient to effect the proposed amendments with respect to each series of the Existing EHSI Notes.

The New Endo Finance Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The New Endo Finance Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to purchase or exchange any securities or a solicitation of any offer to sell any securities. The exchange offers will be made only pursuant to a confidential offering document and related consent and letter of transmittal and only to persons certifying that they are (i) in the United States and “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (that are also institutional “accredited investors” within the meaning of Rule 501 of Regulation D of the Securities Act), or (ii) not “U.S. persons” and are outside of the United States (and are not acting for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act.

The offering documents will only be distributed to Eligible Holders. D.F. King & Co., Inc. is the information agent for the exchange offers, (800) 967-5079 (U.S. toll-free) or (212) 269-5550 (collect).

About Endo International plc

Endo International plc (NASDAQ: ENDP) (TSX: ENL) is a global specialty healthcare company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets, and distributes quality branded pharmaceutical, generic and device products through its operating companies. Endo has global headquarters in Dublin, Ireland and U.S. headquarters in Malvern, PA.

About Endo Health Solutions Inc.

Endo Health Solutions Inc., headquartered in Malvern, PA, is a wholly-owned subsidiary of Endo International plc (NASDAQ: ENDP) (TSX: ENL), a global specialty healthcare company focused on improving patients’ lives while creating shareholder value.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in Endo’s and EHSI’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in EHSI’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Endo International plc and Endo Health Solutions Inc. business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in EHSI’s Annual Report or Form 10-K for the most recently ended fiscal year.

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